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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              December 30, 1996

                 BLACK HAWK GAMING & DEVELOPMENT COMPANY, INC.
             (Exact name of registrant as specified in its charter)

Colorado                              33-57342                84-1158484
(State or other juris-         (Commission File Number)       I.R.S. Employer
diction of incorporation)                                     Identification No.

2060 Broadway, Suite 400
Boulder, Colorado                                             80302
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:           (303) 444-0240

                                   No Change
         (Former name or former address, if changed since last report)

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Item 5.         Other Events

                (1.) At an action by Unanimous Written Consent of the Board of
                     Directors of the Company on December 20, 1996 it was unanimously approved that the Class "A" and Class "B" common stock warrants expiration dates be extended to June 30, 1997. The Board also resolved that there will be no further extensions or modifications to either class of warrants.

Item 7.         Financial Statements and Exhibits

(a).            Financial Statements                    None

                Description                             Exhibit Number
                -----------                             --------------

                Exhibits filed herewith                 None





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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             BLACK HAWK GAMING &
                                             DEVELOPMENT COMPANY, INC.


                                             By: /s/ STEPHEN R. ROARK
                                                -----------------------------
                                                Stephen R. Roark, President and
                                                Chief Financial Officer

Date: December 23, 1996


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